                                                                   EXHIBIT 10.31

        THIS GUARANTIED SENIOR PROMISSORY NOTE HAS BEEN ISSUED BY NATIONAL GOLF OPERATING PARTNERSHIP, L.P. WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 PURSUANT TO THE EXEMPTION PROVIDED BY SECTION 4(2) OF THAT ACT AND CANNOT BE RESOLD WITHOUT REGISTRATION UNDER SAID ACT OR AN EXEMPTION THEREFROM.

                   NATIONAL GOLF OPERATING PARTNERSHIP, L.P.

           7.9% GUARANTIED SENIOR PROMISSORY NOTE DUE JUNE 15, 2006

Note No. R-                                                   New York, New York
$                                                             [Date]
Private Placement Number:

        FOR VALUE RECEIVED, the undersigned, National Golf Operating Partnership, L.P., a limited partnership organized and existing under the laws of the State of Delaware (herein called the "Issuer"), hereby promises to pay to or registered assigns, the principal amount of

                                                               DOLLARS   ($____)
(or so much thereof as shall not have been prepaid) on June 15, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance hereof at the rate of 7.9% per annum from the date hereof, payable semiannually on June 15 and December 15 in each year and at maturity, commencing on December 15, 1996, until said unpaid principal balance shall have become due and payable (whether at maturity, at a date fixed for prepayment, or by declaration, acceleration or otherwise), and to pay interest (so computed) at the rate of 8.9% per annum on any overdue principal (including any overdue prepayment of principal) and, to the extent permitted by applicable law, on any overdue premium and interest, until paid. Payments of principal, premium, if any, and interest on this Guarantied Senior Promissory Note shall be made in lawful money of the United States of America at Citibank, N.A., 111 Wall Street, New York, New York 10043 or at such other place as may be provided pursuant to the Note Purchase Agreements referred to below or, in certain circumstances, to the holder of this Guarantied Senior Promissory Note as provided in Section 13 of such Note Purchase Agreements.

        This Guarantied Senior Promissory Note is one of the 7.9% Guarantied Senior Promissory Notes due June 15, 2006, originally issued in the aggregate principal amount of $40,000,000 pursuant to separate Note Purchase Agreements, dated as of June __, 1996 (as amended from time to time, the "Note Purchase Agreements"), between the Issuer and the respective Purchasers named therein, and is entitled to the benefits thereof. As provided in said Note Purchase Agreements, this Guarantied Senior Promissory Note is subject to mandatory prepayments in whole or in part, in certain cases with a premium, all as specified in said Note Purchase Agreements.
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     The Issuer agrees to make prepayments of the principal of this Guarantied
Senior Promissory Note on the dates specified and in the amounts determined as provided in said Note Purchase Agreements.

     Subject to Section 10 of the Note Purchase Agreements, upon surrender of this Guarantied Senior Promissory Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Guarantied Senior Promissory Note or Notes aggregating a like outstanding principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. The Issuer may deem and treat the Person in whose name this Guarantied Senior Promissory Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Issuer shall not be affected by any notice to the contrary.

     In case an Event of Default (as defined in said Note Purchase Agreements) shall occur and be continuing, the principal of this Guarantied Senior Promissory Note in certain circumstances shall become due and payable and in other circumstances may be declared and become due and payable in the manner and with the effect provided in said Note Purchase Agreements.

     This Guarantied Senior Promissory Note is made and delivered in New York, New York, and shall be governed by the laws of the State of New York.

                                        NATIONAL GOLF OPERATING
                                        PARTNERSHIP, L.P.

                                          By; National Golf Properties, Inc.,
                                              as General Partner


                                          By;
                                              --------------------------------
                                              Name:  Richard C. Price
                                              Title: President

The undersigned guarantor acknowledges
and agrees that the obligations hereunder and under the Note Purchase Agreements are guarantied pursuant to a General
Continuing Guaranty, dated as of June _____,
1996.

National Golf Properties, Inc.


By;
    ------------------------------------
    Name:  Richard C. Price
    Title: President

     THIS GUARANTIED SENIOR PROMISSORY NOTE HAS BEEN ISSUED BY THE NATIONAL GOLF OPERATING PARTNERSHIP, L.P. WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 PURSUANT TO THE EXEMPTION PROVIDED BY SECTION 4(2) OF THAT ACT AND CANNOT BE RESOLD WITHOUT REGISTRATION UNDER SAID ACT OR AN EXEMPTION THEREFROM.

                   NATIONAL GOLF OPERATING PARTNERSHIP, L.P.

          8% GUARANTIED SENIOR PROMISSORY NOTE DUE 10 YEARS FROM THE
                               DATE OF ISSUANCE

Note No. R-                                                  New York, New York
$                                                            [Date]
Private placement Number:

     FOR VALUE RECEIVED, the undersigned, National Golf Operating Partnership, L.P., a limited partnership organized and existing under the laws of the State of Delaware (herein called the "Issuer"), hereby promises to pay to or registered assigns, the principal amount of

                                                       DOLLARS     ($__________)
(or so much thereof as shall not have been prepaid) on the date that is ten years from the date of issuance hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance hereof at the rate of 8% per annum from the date hereof, payable semiannually on the same dates in each year and at maturity, commencing on the date that is six months from the date of issuance hereof, until said unpaid principal balance shall have become due and payable (whether at maturity, at a date fixed for prepayment, or by declaration, acceleration or otherwise), and to pay interest (so computed) at the rate of 9% per annum on any overdue principal (including any overdue prepayment of principal) and, to the extent permitted by applicable law, on any overdue premium and interest, until paid. Payments of principal, premium, if any, and interest on this Guarantied Senior Promissory Note shall be made in lawful money of the United States of America at Citibank, N.A., 111 Wall Street, New York, New York 10043, or at such other place as may be provided pursuant to the Note Purchase Agreements referred to below or, in certain circumstances, to the holder of this Guarantied Senior Promissory Note as provided in Section 13 of such Note Purchase Agreements.

     This Guarantied Senior Promissory Note is one of the 8% Guarantied Senior Promissory Notes due ten years from the date of issuance hereof, originally issued in the aggregate principal amount of $35,000,000 pursuant to separate Note Purchase Agreements, dated as of June ____, 1996 (as amended from time to time, the "Note Purchase Agreements"), between the Issuer and the respective Purchasers named therein, and is entitled to the benefits thereof. As provided in said Note Purchase Agreements, this Guarantied Senior Promissory Note is subject to mandatory and optional prepayments in whole or in part, in certain cases with a premium, all as specified in said Note Purchase Agreements.

      The Issuer agrees to make prepayments of the principal of this Guarantied Senior Promissory Note on the dates specified and in the amounts determined as provided in said Note Purchase Agreements.

      Subject to Section 10 of the Note Purchase Agreements, upon surrender of this Guarantied Senior Promissory Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Guarantied Senior Promissory Note or Notes aggregating a like outstanding principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. The Issuer may deem and treat the Person in whose name this Guarantied Senior Promissory Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Issuer shall not be affected by any notice to the contrary.

      In case an Event of Default (as defined in said Note Purchase Agreements) shall occur and be continuing, the principal of this Guarantied Senior Promissory Note in certain circumstances shall become due and payable and in other circumstances may be declared and become due and payable in the manner and with the effect provided in said Note Purchase Agreements.

      This Guarantied Senior Promissory Note is made and delivered in New York, New York, and shall be governed by the laws of the State of New York.

                                NATIONAL GOLF OPERATING
                                PARTNERSHIP, L.P.

                                   By: National Golf Properties, Inc.,
                                       as General Partner

                                   By:
                                      ------------------------------------
                                      Name:  Richard C. Price
                                      Title: President

The undersigned guarantor acknowledges
and agrees that the obligations hereunder and under the Note Purchase Agreements are guarantied pursuant to a General
Continuing Guaranty, dated as of June __,

1996.

National Golf Properties, Inc.

By:
   ---------------------------
   Name:  Richard C. Price
   Title: President

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